SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement	[_] Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

INDEX OIL AND GAS INC.

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_]Fee paid previously with preliminary materials.

 [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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INDEX OIL AND GAS INC.
10000 Memorial Drive, Suite 440
Houston, Texas 77024
(Tel) (713) 683-0800

TO THE STOCKHOLDERS OF INDEX OIL AND GAS INC.

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Meeting") of Index Oil & Gas Inc., a Nevada corporation (the "Company" or "Index Oil"), will be held on *, 2006 at * a.m. Eastern Standard Time at *, for the following purposes:

1.
To ratify the amendment of the Company's Articles of Incorporation, as amended, increasing the number of authorized common stock, par value $.001 per share (the “Common Stock”), of the Company from 25,000,000 to 75,000,000;

2.
To amend the Company's Articles of Incorporation to increase the authorized number of common stock from 75,000,000 shares to 500,000,000 shares (the text of the Articles of Incorporation, as amended, of Index Oil & Gas Inc. is attached hereto as Exhibit A);

3.
To amend the Company's Articles of Incorporation to create a class of preferred stock, authorizing the issuance of 10,000,000 shares, $0.001 par value per share, of preferred stock (the text of the Articles of Incorporation, as amended, of Index Oil & Gas Inc. is attached hereto as Exhibit A);

4.	To adopt the 2006 Incentive Stock Option Plan;

5.	To ratify the selection of Russell Bedford Stefanou Mirchandani LLP (“RBSM”) as our independent auditors for the fiscal years ending March 31, 2006 and 2007; and

6.	To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on * are entitled to notice of and to vote at the special meeting. You may vote your shares by:

•	marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope;

You may also vote in person at the special meeting, even if you use the option listed above.

We have enclosed with this Notice of Special Meeting, a proxy statement and a form of proxy.

By Order of the Board of Directors,

/s/Lyndon West Lyndon West Chief Executive Officer

Houston, Texas
July 25, 2006

INDEX OIL AND GAS INC.
10000 Memorial Drive, Suite 440
Houston, Texas 77024
(Tel) (713) 683-0800

PROXY STATEMENT FOR 2006 SPECIAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our *, 2006 special meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement and the form of proxy will be mailed to all stockholders on or about *, 2006.

INFORMATION ABOUT THE SPECIAL MEETING

WHEN IS THE SPECIAL MEETING?

*, 2006, * a.m. Eastern Standard Time

WHERE WILL THE SPECIAL MEETING BE HELD?

The meeting will be held at *.

WHAT ITEMS WILL BE VOTED UPON AT THE SPECIAL MEETING?

You will be voting on the following matters:

1. RATIFICATION OF THE INCREASE OF THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK. To consider ratifying the amendment to the Articles of Incorporation, as amended, that would ratify the increase in the authorized number of shares of common stock from 25,000,000 shares to 75,000,000 shares;

2. APPROVAL OF THE INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK. To amend the Company's articles of incorporation to increase the authorized number of common stock from 75,000,000 shares to 500,000,000 shares;

3. APPROVAL OF THE CREATION OF A CLASS OF PREFERRED STOCK. To amend the Company's articles of incorporation to create a class of preferred stock, authorizing the issuance of 10,000,000 shares, $0.001 par value per share, of preferred stock;

4. ADOPTION OF 2006 INCENTIVE STOCK OPTION PLAN. To consider adopting the 2006 Incentive Stock Option Plan;

5. RATIFICATION OF AUDITORS. To ratify the selection of Russell Bedford Stefanou Mirchandani LLP (“RBSM”) as independent auditors of the Company for the fiscal year ending March 31, 2006 and 2007; and

6. OTHER BUSINESS. To transact such other business as may properly come before the special meeting or any adjournment of the special meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on *, 2006 will be entitled to notice of and to vote at the special meeting and any adjournments of the special meeting. You are entitled to one vote for each share of common stock held on that date. On *, 2006, there were * shares of our common stock outstanding and entitled to vote, which does not include 455,655 shares of Common Stock which are reserved for issuance by the Company and are not entitled to vote at the Stockholders Meeting.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE RATIFICAION OF THE INCREASE OF THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, THE AUTHORIZATION OF THE INCREASE OF THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND CREATION OF A CLASS OF PREFERRED STOCK, THE RATIFICATION OF THE APPOINTMENT OF RBSM AS AUDITORS AND THE ADOPTION OF THE 2006 INCENTIVE STOCK OPTION PLAN.

HOW DO I VOTE BY PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to the Company, but to West Coast Stock Transfer, the Company's Registrar and Transfer Agent, at 302 - 850 W. Hastings St, Vancouver, BC V6C 1E1. A pre-addressed, postage-paid envelope is provided for this purpose.

For each item of business, you may vote “FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

• “FOR” the ratification of the increase in the number of shares of common stock authorized from 25,000,000 shares to 75,000,000 shares;

• “FOR” the approval of the increase in the authorized number of shares of common stock;

• “FOR” the approval of the creation of a class of preferred stock;

• “FOR” the ratification of Russell Bedford Stefanou Mirchandani LLP as our independent auditors.

• “FOR” the adoption of the 2006 Incentive Stock Option Plan.

If any matters other than those set forth above are properly brought before the special meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the special meeting by:

1. Submitting another proxy by mail with a more recent date than that of the proxy first given;

2. Sending written notice of revocation to West Coast Stock Transfer, the Company's Registrar and Transfer Agent, at 302 - 850 W. Hastings St, Vancouver, BC V6C 1E1; or

3. Attending the special meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT CONSTITUTES A "QUORUM" FOR THE SPECIAL MEETING?

One-half of the outstanding shares of the Company’s common stock entitled to vote at the special meeting present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the special meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the special meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

• The proposal to ratify the amendment of the Articles of Incorporation, as amended, which increased the number of authorized shares, will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Articles of Incorporation.

• The proposal to amend the Articles of Incorporation to increase the number of authorized shares will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Thus, any abstentions, “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company’s Articles of Incorporation.

• The proposal to amend the Articles of Incorporation to create a class of preferred stock will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Thus, any abstentions, “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company’s Articles of Incorporation.

• The ratification of the director's selection of Russell Bedford Stefanou Mirchandani LLP as the Company's independent auditors will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the special meeting.

• The adoption of the 2006 Incentive Stock Option Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the special meeting.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

DISSENTER'S RIGHT OF APPRAISAL

No action will be taken in connection with the proposal described in this Proxy Statement for which Nevada law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2006 SPECIAL MEETING DUE?

We are not required to hold an annual general meeting, and our Board of Directors has not yet determined the date on which the next annual meeting of shareholders will be held. Any proposal by a shareholder intended to be presented at our future annual meeting of shareholders must be received at our offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to shareholders in order to be included in the information or proxy statement relating to that meeting.

PROPOSAL 1: TO CONSIDER AND VOTE UPON A PROPOSAL TO RATIFY THE AMENDMENT
OF THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED,
WHICH INCREASED THE NUMBER OF AUTHORIZED SHARES OF
COMMON STOCK
FROM 25,000,000 TO 75,000,000
(ITEM 1 ON THE PROXY CARD)

On November 25, 2006, the Board of Directors and the shareholders of the Company holding the majority of then issued and outstanding shares of common stock voted to authorize an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of its authorized shares of Common Stock from 25,000,000 to 75,000,000 (the “Increase”). The Board believes that the increase in authorized common shares has provided the Company with greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing and stock based acquisitions. Subject to shareholders’ ratification of Proposal 1, and subject to shareholders’ approval of Proposal 2, Article 3 would be amended to read as set forth in Proposal 2:

Ratification of the Increase in Authorized Common Stock from 25,000,000 To 75,000,000

On November 30, 2005, the Company filed a Certificate of Amendment to its Articles of Incorporation, as amended, with the Secretary of State of Nevada, in order to effect the Increase. Pursuant to the Increase, the Company’s authorized common stock increased from 25,000,000 to 75,000,000. The Company complied with the requirements set forth in Section 78.207 of the Nevada Revised Statutes to obtain the consent of the majority of the stockholders of the Company in order to appropriately effectuate the Increase under State of Nevada securities laws. However, in carrying out the Increase, former management of the Company failed to comply with Federal securities laws, including Regulation 14A and Regulation 14C, promulgated under the Securities Exchange Act of 1934, as amended which requires the Company to furnish a Proxy Statement on Schedule 14(a) or an Information Statement on Schedule 14(c) to the SEC and subsequently disseminate such to all of the shareholders of the Company as of a certain record date chosen to effectuate the Increase. The Company's stockholders are now being asked to ratify the Increase, information on which is contained in this Proxy Statement.

Since November 25, 2005, the Company issued shares of common stock that requires stockholders’ ratification of an increase in amount of shares that the Company was authorized to issue. By issuing these securities, the Company has exceeded the amount of authorized shares of common stock under Federal securities laws, 25,000,000 as of November 25, 2005, and needs shareholders’ ratification of the shareholders’ approval obtained on November 25, 2005 in order to ratify any equity-based obligations entered into since November 25, 2005. Current Management of the Company discovered that the Company failed to comply with Federal securities laws, with respect to the increase in the Company’s authorized shares of common stock that was approved by the shareholders of the Company, in connection with the Company’s preparation of the Current Report on Form 8-K, that was filed by the Company with the Securities and Exchange Commission on March 15, 2006 reporting the acquisition by the Company of Index Oil & Gas Ltd.

Upon discovery of this situation, the Company has taken affirmative steps to ensure that this does not occur again. Such steps include (i) proceeding to seek shareholders’ ratification of the increase of the number of authorized common stock, (ii) reviewing the Company’s current controls and procedures to prevent the occurrence of a similar event in the future, and (iii) instituting and adopting controls and procedures to prevent the occurrence of a similar event in the future.

Transactional Effects on Capitalization of the Company

As previously stated, performance of the Company's obligations pursuant to the transactions entered into since November 25, 2005, contemplates the issuance of shares of its common stock beyond the amount of the authorized common stock that was properly approved by the shareholders of the Company on November 25, 2005 pursuant to the Revised Statutes of the State of Nevada, but improperly approved under the Federal securities laws, and has not been ratified as of the date of this Proxy Statement. The following table describes the Company’s capitalization (i) prior to the stockholders’ approval of the increase in authorized common stock of the Company for the transactions entered since November 25, 2005, (ii) after giving effect to the stockholders’ approval obtained on November 25, 2005, but prior to stockholders’ ratification being asked for in this Proxy Statement, for the transactions entered into since November 25, 2005, and (iii) as adjusted to give effect to the changes to the Company's capitalization as described in this Proxy Statement.

Securities Authorized and Outstanding	Prior to November 25, 2005	As Adjusted to Give Effect to the Transactions Since November 25, 2005	As Adjusted to Reflect Actions Taken as Described in this Information Statement
Common Shares Authorized	25,000,000	25,000,000	75,000,000

Common Shares Outstanding	(XXXXX)	(XXXXX)	(XXXXX)

Acquisition Agreement entered into by the Company, Index Oil & Gas Ltd. and its shareholders and Briner Group Inc. (the “Agreement”)	---	23,708,228 (1)	23,708,228 (1)
Shares of common stock, $0.001 par value per share, of the Company reserved for issuance pursuant to the Agreement.	---	759,448 (2)	759,448 (2)
Private Placement transaction entered into on January 20, 2006 for 8,533,333 shares of common stock, $0.001 par value per share, of the Company.	---	8,533,333	8,533,333

Total Shares Issued (Shares owed)	3,020,000	(29,544,345) (3)	54,544,345

(1)	Includes 1,092,676 warrants issued by the Company to the shareholders of Index Oil & Gas Ltd. (“Index Ltd.”) and holders of warrants in Index Ltd.
(2)	As of January 20, 2006, the date of acquisition of Index Ltd. by the Company.
(3)
The amount set forth is the difference between 54,544,345, the amount of common stock issued and outstanding as of July 14, 2006, and 25,000,000 shares of common stock authorized as of November 25, 2005.

As the table above illustrates, performance of the Company's obligations pursuant to the transactions entered into since November 25, 2005, contemplates shareholders’ ratification of the issuance of 29,544,345 shares of the Company's common stock beyond the amount of authorized common stock ratified by the stockholders prior thereto.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE INCREASE OF THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 25,000,000 TO 75,000,000.

PROPOSAL 2: TO CONSIDER AND VOTE UPON A PROPOSAL TO AMEND
THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED,
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
COMMON STOCK FROM 75,000,000 TO 500,000,000,
(ITEM 2 ON THE PROXY CARD)

Overview

On July 20, 2006, the Board of Directors authorized an amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 75,000,000 to 500,000,000 shares. Subject to shareholder approval of Proposal #2 and #3, Article 3 would be amended to read as follows and would be filed with the Nevada Secretary of State:

“The aggregate number of shares which the Corporation shall have authority to issue is Five Hundred Ten Million (510,000,000) shares of capital stock consisting of Five Hundred Million (500,000,000) shares of common stock ("Common Stock") and Ten Million (10,000,000) shares of preferred stock ("Preferred Stock").

The authority to issue the Preferred Stock shall be vested in the board of directors. The board of directors, without shareholder action, may amend the Corporation's Articles of Incorporation pursuant to Section 78.195 and Section 78.1955 of the Nevada Revised Statutes to:

(i) create one or more series of Preferred Stock, fix the number of shares of each such series, and designate, in whole or part, the preferences, limitations, and relative rights of the series, all before the issuance of any shares of that series;

(ii) alter or revoke the preferences, limitations, and relative rights granted to or imposed upon any wholly unissued series of Preferred Stock; or

(iii) increase or decrease the number of shares constituting any series, the number of shares of which was originally fixed by the board of directors, either before or after the issuance of shares of the series, provided that the number may not be decreased below the number of shares of the series then outstanding, or increased above the total number of authorized shares of Preferred Stock available for designation as part of the series.

The preferences, limitations, and relative rights of the Preferred Stock or any series of the Preferred Stock may include, but is not limited to, Preferred Stock that (a) has special, conditional or limited voting rights, or no right to vote; (b) is redeemable or convertible; (c) entitles the holders to distributions calculated in any manner, including dividends that may be cumulative, non-cumulative, or partially cumulative; (d) and Preferred Stock that has preference over the Common Stock with respect to distributions, including dividends and distributions upon the dissolution of the corporation. The above-described authority of the board of directors to fix and determine may be exercised by corporate resolution from time to time as the board of directors sees fit.”

The Board of Directors recommends that you vote to approve the amendment to the Articles of Incorporation, as amended. The Board of Directors believes that it is in the best interests of shareholders to use the opportunity presented by the Special Meeting to vote on the proposed amendment of the current Articles of Incorporation. It is anticipated that the overall effect of these changes will be to make the administration of the Company’s business efficient and provide more flexibility for management in conducting the Company’s operations, within the limits of applicable law. Adoption of the Amended and Restated Articles of Incorporation will not alter in any way the Board of Directors’ existing fiduciary obligations.

The discussion below highlights the details with respect to the proposed amendment to the Articles of Incorporation, as amended. The proposed amendment is increasing the authorized common stock of the Company from 75,000,000 to 500,000,000 shares.

If this proposal is approved by shareholders, the Board of Directors will direct the Company to file the Certificate of Amendment to the Company’s Articles of Incorporation, reflect the shareholders’ approval of the proposed change.

Increase the Number of Authorized Shares of Common Stock from 75,000,000 to 500,000,000

On July 20, 2006, the Board of Directors authorized an amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares. The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

As of the Record Date, a total of * shares of the Company's currently authorized * shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. For example, the increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. Also, if the Board of Directors believes that issuances of common stock are in the best interests of the Company, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized.

If the Board of Directors believes that issuances of common stock are in the best interests of the Company and the Board of Directors does authorize for such issuances of common stock, then due to the fact that the stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, said future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 75,000,000 TO 500,000,000

PROPOSAL 3: TO CONSIDER AND VOTE UPON A PROPOSAL TO AMEND
THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED,
TO CREATE A CLASS OF PREFERRED STOCK, AUTHORIZING
THE ISSUANCE OF 10,000,000 SHARES OF PREFERRED STOCK
(ITEM 3 ON THE PROXY CARD)

Overview

On July 20, 2006, the Board of Directors authorized an amendment to the Company’s Articles of Incorporation to create a class of preferred stock pursuant to which the Board of Directors will be authorized to issue 10,000,000 shares, $0.001 par value per share, of preferred stock. Subject to shareholder approval of Proposal #2 and #3, Article 3 would be amended to read as follows and would be filed with the Nevada Secretary of State:

“The aggregate number of shares which the Corporation shall have authority to issue is Five Hundred Ten Million (510,000,000) shares of capital stock consisting of Five Hundred Million (500,000,000) shares of common stock ("Common Stock") and Ten Million (10,000,000) shares of preferred stock ("Preferred Stock").

The authority to issue the Preferred Stock shall be vested in the board of directors. The board of directors, without shareholder action, may amend the Corporation's Articles of Incorporation pursuant to Section 78.195 and Section 78.1955 of the Nevada Revised Statutes to:

(i) create one or more series of Preferred Stock, fix the number of shares of each such series, and designate, in whole or part, the preferences, limitations, and relative rights of the series, all before the issuance of any shares of that series;

(ii) alter or revoke the preferences, limitations, and relative rights granted to or imposed upon any wholly unissued series of Preferred Stock; or

(iii) increase or decrease the number of shares constituting any series, the number of shares of which was originally fixed by the board of directors, either before or after the issuance of shares of the series, provided that the number may not be decreased below the number of shares of the series then outstanding, or increased above the total number of authorized shares of Preferred Stock available for designation as part of the series.

The preferences, limitations, and relative rights of the Preferred Stock or any series of the Preferred Stock may include, but is not limited to, Preferred Stock that (a) has special, conditional or limited voting rights, or no right to vote; (b) is redeemable or convertible; (c) entitles the holders to distributions calculated in any manner, including dividends that may be cumulative, non-cumulative, or partially cumulative; (d) and Preferred Stock that has preference over the Common Stock with respect to distributions, including dividends and distributions upon the dissolution of the corporation. The above-described authority of the board of directors to fix and determine may be exercised by corporate resolution from time to time as the board of directors sees fit.”

The Board of Directors recommends that you vote to approve the amendment to the Articles of Incorporation, as amended. The Board of Directors believes that it is in the best interests of shareholders to use the opportunity presented by the Special Meeting to vote on the proposed amendment of the current Articles of Incorporation. It is anticipated that the overall effect of these changes will be to make the administration of the Company’s business efficient and provide more flexibility for management in conducting the Company’s operations, within the limits of applicable law. Adoption of the Amended and Restated Articles of Incorporation will not alter in any way the Board of Directors’ existing fiduciary obligations.

The discussion below highlights the details with respect to the proposed amendment to the Articles of Incorporation, as amended. The proposed amendment is to create a class of Preferred Stock, pursuant to which the Board of Directors will be authorized to issue 10,000,000 shares of preferred stock, par value $0.001 per share.

If this proposal is approved by shareholders, the Board of Directors will direct the Company to file the Certificate of Amendment to the Company’s Articles of Incorporation, reflect the shareholders’ approval of the proposed change.

Authorize the Creation of a Class of Preferred Stock.

The Articles of Incorporation, as amended, will authorize the Company to create and issue 10,000,000 shares of preferred stock with a par value of $.001 per share. The preferred stock to be authorized is commonly referred to as “blank check” preferred stock (“Blank Check Preferred”) because the Blank Check Preferred would have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors from time to time. As such, the Blank Check Preferred would be available for issuance without further action by our shareholders, except as may be required by applicable law or pursuant to the requirements of the exchange or quotation system upon which our securities are then trading or quoted.

The Board of Directors believes that the creation of Blank Check Preferred is advisable and in the best interests of the Company and our shareholders for several reasons. The authorization of the Blank Check Preferred would permit the Board of Directors to issue such stock without shareholder approval and, thereby, provide us with maximum flexibility in structuring acquisitions, joint ventures, strategic alliances, capital-raising transactions and for other corporate purposes. The Blank Check Preferred would enable us to respond promptly to and take advantage of market conditions and other favorable opportunities without incurring the delay and expense associated with calling a special shareholders’ meeting to approve a contemplated stock issuance.

Authorization of the Blank Check Preferred would also afford us greater flexibility in responding to unsolicited acquisition proposals and hostile takeover bids. The issuance of Blank Check Preferred could have the effect of making it more difficult or time consuming for a third party to acquire a majority of our outstanding voting stock or otherwise effect a change of control. Shares of Blank Check Preferred may also be sold to third parties that indicate that they would support the Board of Directors in opposing a hostile takeover bid. The availability of Blank Check Preferred could have the effect of delaying a change of control and of increasing the consideration ultimately paid to the Company and our shareholders. The proposed Blank Check Preferred amendment to the existing Articles of Incorporation is not intended to be an anti-takeover measure, and we are not aware of any present third party plans to gain control of the Company.

The actual effect of the issuance of any shares of Blank Check Preferred upon the rights of holders of common stock cannot be stated until the Board of Directors determines the specific rights of the holders of such Blank Check Preferred. However, the effects might include, among other things, restricting dividends on the common stock, diluting the voting power of the common stock, reducing the market price of the common stock, or impairing the liquidation rights of the common stock, without further action by the Company’s shareholders. Holders of common stock will not have preemptive rights with respect to the Blank Check Preferred.

Although we may consider issuing Blank Check Preferred in the future for purposes of raising additional capital or in connection with acquisition transactions, we currently have no binding agreements or commitments with respect to the issuance of the Blank Check Preferred.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION, AS AMENDED, TO CREATE A CLASS OF PREFERRED STOCK, AUTHORIZING THE ISSUANCE OF 10,000,000 SHARES OF PREFERRED STOCK

PROPOSAL NO. 4: APPROVAL OF THE 2006 INCENTIVE STOCK OPTION PLAN
(ITEM 4 ON THE PROXY CARD)

At the Special Meeting, the Company's shareholders are being asked to approve the 2006 Incentive Stock Option Plan (the "2006 Incentive Plan") and to authorize 5,225,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2006 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2006 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices at 10000 Memorial Drive, Suite 440, Houston, Texas 77024.

General

The 2006 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 5,225,000 shares of Common Stock for issuance under the 2006 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2006 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2006 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2006 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2006 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2006 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2006 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2006 Incentive Plan and may vote on any matter affecting the administration of the 2006 Incentive Plan or the grant of any option pursuant to it. In the event that any member of the Board of Directors is at any time not a "disinterested person" to the extent that such member is the recipient of a grant under the 2006 Incentive Plan, then such grant under the Plan shall not be administered by said member of the Board of Directors, and may only by administered by a Committee all the members of which are disinterested persons, as so defined or by the remaining members of the Board of Directors who are not recipients of the grant in question.

ELIGIBILITY

Under the 2006 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2006 Incentive Plan.

Terms of Options

The term of each Option granted under the 2006 Incentive Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the 2006 Incentive Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2006 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for five (5) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2006 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2006 Incentive Plan, any Option granted hereunder shall terminate immediately prior to such date as is determined by the Board of Directors, which date shall be no later than 3 business days following the consummation of the following events: in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2006 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2006 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2006 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2006 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2006 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2006 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2006 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2006 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Required Vote

The approval of the 2006 Incentive Plan and the reservation of 5,225,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Special Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve, the 2006 Incentive Stock Option Plan.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2006 INCENTIVE STOCK OPTION PLAN.

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(ITEM 5 ON THE PROXY CARD)

The Board of Directors has appointed the firm of Russell Bedford Stefanou Mirchandani LLP as independent auditors of the Company for the year ending March 31, 2006 and 2007, subject to ratification of the appointment by the Company's stockholders. Russell Bedford Stefanou Mirchandani LLP has served as the Company's independent auditors since May 12, 2006. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Special Meeting in person or by proxy, the Board will reconsider its selection of auditors. Russell Bedford Stefanou Mirchandani LLP has no interest, financial or otherwise, in the Company.

A representative of Russell Bedford Stefanou Mirchandani LLP is not expected to attend the special meeting.

Additional information regarding the amount of audit and other fees paid by the Company to Russell Bedford Stefanou Mirchandani LLP are disclosed in the Company’s Annual Report on Form 10-K filed with the SEC on July 17, 2006.

The proxy holders intend to vote the shares represented by proxies to ratify the Board of Directors' selection of Russell Bedford Stefanou Mirchandani LLP as the Company's independent auditors for the fiscal year ending March 31, 2006 and 2007.

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2006 AND 2007.

BENEFICIAL OWNERSHIP OF INDEX OIL AND GAS INC.’S COMMON STOCK OF PRINCIPAL
STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth the number of and percent of the Company's common stock beneficially owned by:

•	all directors and nominees, naming them,
•	our executive officers,
•	our directors and executive officers as a group, without naming them, and
•	persons or groups known by us to own beneficially 5% or more of our Common Stock or our Preferred Stock having voting rights:

The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding on July 14, 2006 and all shares of our common stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person which are exercisable within 60 days of July 14, 2006. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our capital stock owned by them.

Name and address of owner	Title of Class	Capacity with Company	Number of Shares Beneficially Owned (1) (2)	Percentage of Class

Lyndon West c/o Index Oil & Gas Ltd., Lawrence House, Lower Bristol Road, Bath BA2 9ET, United Kingdom.	Common Stock	CEO and Director	5,060,379 (4)	9.14%
Andrew Boetius c/o Index Oil & Gas Ltd., Lawrence House, Lower Bristol Road, Bath BA2 9ET, United Kingdom.	Common Stock	Chief Financial Officer and Director	1,999,261 (5)	3.62%
Daniel Murphy c/o Index Oil & Gas Ltd., Lawrence House, Lower Bristol Road, Bath BA2 9ET, United Kingdom.	Common Stock	Director and Chairman of the Board	993,488 (3)	1.81%
Michael Scrutton c/o Index Oil & Gas Ltd., Lawrence House, Lower Bristol Road, Bath BA2 9ET, United Kingdom.	Common Stock	Director	2,636,417 (7)	4.84%
David Jenkins c/o Index Oil & Gas Ltd., Lawrence House, Lower Bristol Road, Bath BA2 9ET, United Kingdom.	Common Stock	Director	1,203,172 (8)	2.21%
Douglas Wordsworth 44 Heath Lane, Little Sutton, Ellesmere Port, Cheshire, UK CH66 NT.	Common Stock		3,829,433 (9)	7.05%
Atlantic Law LLP One Great Cumberland Place London, W1H 7AL United Kingdom	Common Stock		3,979,500 (9)	7.30%
All Officers and Directors As a Group (5 persons)			11,892,711	21.62%

(1) This column represents the total number of votes each named stockholder is entitled to vote upon matters presented to the shareholders for a vote.
(2) Applicable percentage ownership is based on 54,544,345 shares of Common Stock outstanding as of July 14, 2006, together with securities exercisable or convertible into shares of Common Stock within 60 days of July 14, 2006 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of July 14, 2006 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3) Includes (i) warrants to purchase 66,662 shares of Common Stock of the Company exercisable at $0.14 per share and (ii) options to purchase 555,435 shares of Common Stock of the Company exercisable at $0.35 per share, which are presently exercisable or exercisable within 60 days.
(4) Includes (i) warrants to purchase 266,380 shares of Common Stock of the Company exercisable at $0.14 per share, (ii) options to purchase 741,292 shares of Common Stock of the Company exercisable at $0.35 per share, which are presently exercisable or exercisable within 60 days, and (iii) 101,265 shares of Common Stock granted as executive bonus compensation.
(5) Includes (i) warrants to purchase 124,488 shares of Common Stock of the Company exercisable at $0.14 per share, (ii) options to purchase 741,292 shares of Common Stock of the Company exercisable at $0.35 per share, which are presently exercisable or exercisable within 60 days, and (iii) 101,264 shares of Common Stock granted as executive bonus compensation.
(6) Includes (i) warrants to purchase 12,539 shares of Common Stock of the Company exercisable at $0.14 per share, (ii) options to purchase 100,056 shares of Common Stock of the Company exercisable at $0.35 per share, which are presently exercisable or exercisable within 60 days, and (iii) 101,264 shares of Common Stock granted as executive bonus compensation.

(7) Includes (i) warrants to purchase 33,095 shares of Common Stock of the Company exercisable at $0.14 per share and (ii) options to purchase 150,688 shares of Common Stock of the Company exercisable at $0.35 per share, which are presently exercisable or exercisable within 60 days.
(8) Includes warrants to purchase 42,126 shares of Common Stock of the Company exercisable at $0.14 per share which are presently exercisable or exercisable within 60 days.
(9) The entire beneficial ownership consists of shares of Common Stock.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of our Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act as of March 31, 2006:

Name and Relationship	Number of late reports	Transactions not timely reported	Known failures to file a required form
Au E Mon (1)	2	2	0
Evon Au (1)	2	2	0
David F. Knapfel (1)	1	1	0
John Briner (2)	1	1	0
Lyndon West	1	1	0
Andrew Boetius	1	1	0
Daniel Murphy	1	1	0
Michael Scrutton	1	1	0
David Jenkins	1	1	0

(1) Au E Mon, Evon Au and David F. Knapfel resigned as directors and/or officers of the Company, effective as of November 23, 2005.
(2) John Briner resigned as director and/or officer of the Company, effective as of February 7, 2006.

POLICY WITH RESPECT TO SECTION 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2006 approaching $1 million, and the Company does not believe that any executive officer’s compensation is likely to exceed $1 million in 2006, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the total compensation that the Company has paid or that has accrued on behalf of Company’s chief executive officer and other executive officers with annual compensation exceeding $100,000 during the years ended March 31, 2006 and December 31, 2005 and 2004:

						Long-term compensation
					Other			All other
				Other	Restricted	Options	LTIP	Compensa-
Name & Principal		Salary	Bonus	Compen-	Stock	SARs	payouts	tion
Position	Year	$	$	sation	Awards ($)	(#)	($)	($)

Lyndon West (1)	2006	90,909	--	$12,526	--	741,292	0	0
CEO and Director	2005	--	--	--	--	--	--	--
	2004	--	--	--	--	--	--	--

Andrew Boetius (2)	2006	90,909	--	$12,526	--	741,292	0	0
Chief Financial	2005	--	--	--	--	--	--	--
Officer, Secretary	2004	--	--	--	--	--	--	--

Evon Au (3)	2006	--	--	--	--	--
Interim President &	2005	0	0	0	0	0	--	--
Chief Exec. Officer	2004	390	--	--	--	--
(1)	The Company granted 101,265 shares of Common Stock to Lyndon West as compensation expense, effective as of January 20, 2006 valued at $12,526.
(2)	The Company granted 101,264 shares of Common Stock to Andrew Boetius as compensation expense, effective as of January 20, 2006 valued at $12,526.
(3)	Evon Au resigned as the Company’s CEO effective as of November 23, 2005.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth the individual grants of stock options for each of the below named executive officers, as of March 31, 2006. No stock options were exercised during the period ending March 31, 2006.

	Individual Grants
Name	Number of Securities Underlying Options	% of Total Total Options Granted to Employees in Fiscal Year	Exercise Price per Share	Expiration Date
Lyndon West	1,482,584	36.37%	$0.35	1/20/2011
Andrew Boetius	1,482,584	36.37%	$0.35	1/20/2011
Daniel Murphy	1,110,871	27.25%	$0.35	1/20/2011
David Jenkins	200,112	-	$0.35	1/20/2011
Michael Scrutton	301,375	-	$0.35	1/20/2011

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

The following table sets forth, for each of the named executive officers and directors, information concerning the number of shares received during fiscal year ended March 31, 2006 upon exercise of options and the aggregate dollar amount received from such exercise, as well as the number and value of securities underlying unexercised options held on March 31, 2006.

			Number of Securities Underlying		Value of In The Money
	Shares Acquired	Value	Options at Year End (#)		Options at Year End ($)(2)
Name	on Exercise (#)	Realized ($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Lyndon West	-	-	741,292	741,292	$852,486	$852,486
Andrew Boetius	-	-	741,292	741,292	$852,486	$852,486
Daniel Murphy	-	-	555,435	555,435	$638,750	$638,750
David Jenkins	-	-	150,688	150,688	$173,291	$173,291
Michael Scrutton	-	-	100,055	100,055	$115,063	$115,063
(1) Based on the difference between the option exercise price and the fair market value of our common stock on the exercise date.

(2) Based on the difference between the option exercise price of $0.35 and the closing sale price of $1.50 of our common stock as reported on the OTC Bulletin Board on March 31, 2006, the last trading day of our 2006 fiscal year.

EMPLOYMENT AND MANAGEMENT AGREEMENTS

On January 20, 2006, Index Oil & Gas Ltd., a subsidiary of Index Oil & Gas Inc., which was acquired pursuant to the Acquisition Transaction by and between Index Oil & Gas Ltd. and Index Oil & Gas Inc. entered into employment and consulting agreements, with the following five directors of Index UK that provide for total aggregate minimum annual salaries of $284,694, which became effective as of January 1, 2006. In connection with these agreements, the aforementioned directors of Index Oil & Gas Ltd. will serve as directors of Index Oil & Gas Inc. and will be compensated for the provision of consulting services to the Company pursuant to the agreements entered into with Index Oil & Gas Ltd.:

•
Mr. West and Mr. Boetius. The agreements provide for Mr. West and Mr. Boetius to receive each an annual salary of $90,909 per year. Mr. West’s and Mr. Boetius’ employment agreements provide for continuous employment without a set date of termination. Index UK may terminate Mr. West’s or Mr. Boetius’ employment when Mr. West or Mr. Boetius respectively reach such age as Index UK’s Board of Directors determines as the appropriate retirement age for the senior employees of company. Mr. West and Mr. Boetius may terminate their employment with the company upon not less than 3 months notice. Additionally, Index UK may terminate Mr. West’s and/or Mr. Boetius’ employment agreement upon not less than 6 months notice. Pursuant to Termination of Control protection, upon termination of Mr. West’s or Mr. Boetius’ employment due to a change of control of Index UK, Mr. West and/or Mr. Boetius are entitled to severance pay. The severance pay is equal to four times the amount of Mr. West’s or Mr. Boetius’ compensation package, respectively, as defined in the agreements;

•
A full time Employment Agreement with Mr. Murphy. The agreement provides for Mr. Murphy to receive an annual salary of $90,909 per year. Mr. Murphy’s is employed continuously by Index UK without a set date of termination; however, his employment is terminated immediately upon his death or permanent disability. Index UK may also terminate Mr. Murphy’s employment upon six months notice. Mr. Murphy may terminate his employment upon 3 months notice to Index UK. Pursuant to his employment agreement, Index UK provides Mr. Murphy with Directors Liability Insurance and contributes to his Private pension plan. Furthermore, the employment agreement provides for a Termination of Control Protection which entitles Mr. Murphy to receive an amount equivalent to 4 times of annual compensation amount; and

•
A non executive director Service Agreement with Mr. Jenkins and Mr. Scrutton. The Agreements provide for Mr. Jenkins to receive a salary of $1,050 per month, and Mr. Scrutton to receive a salary of $1,091 per month. Mr. Jenkins’ and Mr. Scrutton’s employment is terminated immediately upon their death or permanent disability. Index Ltd. may also terminate Mr. Jenkins’ or Mr. Scrutton’s employment upon three months written notice. Mr. Jenkins and Mr. Scrutton may terminate their employment upon 3 months written notice to Index Ltd. Pursuant to their employment agreements Index Ltd. will provide Mr. Jenkins and Mr. Scrutton with Directors Liability Insurance and will contribute to their Private pension plans. Furthermore, the employment agreement provides for a Termination of Control Protection which entitles Mr. Jenkins and Mr. Scrutton to achieve vesting of their unvested stock options up to the date of termination.

* Compensation amounts are based on salaries that are to be paid in British Pounds. All executive compensation amounts were translated into U.S. dollars at the average exchange rate prevailing during the applicable periods presented.

DIRECTOR COMPENSATION

With the exception of Michael Scrutton and David Jenkins, we do not currently pay our directors for attending meetings of our Board of Directors, although we expect to adopt a policy for compensating directors for attending meetings of our Board of Directors in the future.

On March 14, 2006, the directors ratified a prior approval of the Company’s Stock Option Plan, the terms of which are described under “Securities Authorized for Issuance Under Equity Compensation Plans”. To date, we have granted an aggregate amount of 4,577,526 options to all of our Directors under the Stock Option Plan. Each of these options has an exercise price of $0.35 per share. 50% of the options vested on January 20, 2006. The options expire pursuant to the terms of the Stock Option Plan which are described under the aforementioned Stock Option Plan section below.

2006 INCENTIVE STOCK OPTION PLAN

As contemplated by the Acquisition Agreement, following the completion of the Acquisition on January 20, 2006, the Company’s Board of Directors agreed to the adoption of the 2006 Incentive Stock Option Plan and ratified it on March 14, 2006 effective as of January 20, 2006, providing for the issuance of up to 5,225,000 shares of Common Stock of the Company to the officers, directors, employees and consultants of the Company and/or its subsidiaries. Pursuant to the 2006 Incentive Stock Option Plan, the Company granted options to purchase an aggregate of 4,577,526 shares of Common Stock at $0.35 per share to the newly appointed directors and officers that held options to purchase ordinary shares of Index UK prior to the completion of the acquisition, as well as to the newly appointed directors and officers of the Company.

The principal terms and conditions of the stock options granted under the 2006 Incentive Stock Option Plan are that vesting of the options granted to Directors of the Company occurs in three stages: (1) 50% on January 20, 2006; (2) 25% on January 20, 2007; and (3) 25% on January 20, 2008. The options granted are exercisable at $0.35 per share. Furthermore, the stock options granted under the 2006 Incentive Stock Option Plan are generally non transferable other than to a legal or beneficial holder of the options upon the option holder’s death. The rights to vested but unexercised options cease to be effective: (1) 18 months after death of the stock options holder; (2) 6 months after Change of Control of the Company; 12 months after loss of office due to health related incapacity or redundancy; or (5) 12 months after the retirement of the options holder from a position with Index Oil & Gas Inc.

Of the options to purchase an aggregate of 4,577,526 shares of Common Stock that were granted, the following stock options have been granted to directors of the Company:

Lyndon West	1,482,584 options
Andrew Boetius	1,482,584 options
Daniel Murphy	1,110,871 options
David Jenkins	200,112 options
Michael Scrutton	301,375 options

STOCK GRANTS

Effective as of January 20, 2006, the Company granted bonus awards, in the form of shares of common stock of the Company as follows: 101,265 to Mr. Lyndon West and 101,264 to each of Messrs. Andrew Boetius and David Jenkins, in consideration of Index UK reaching certain performance objectives.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following related party transactions occurred from January 1, 2004 to January 20, 2006.

In March of 2004, a total of 1,000,000 shares were issued to the Company’s officers and directors in consideration of $.005 per share, or a total of $5,000 in cash. In addition, Au E-Mun, Evon Au and Evelyn Au, former officers, directors and founders of Chinadoll, Inc. Sdn. Bhd., a privately held Malaysian corporation, assigned all of their right, title and interest in and to the Malaysian corporation to the Company at no cost to the Company.

On April 28, 2004, David Knapfel, a former officer and director of the Company, loaned the Company a total of $40,000 pursuant to the Promissory Note Agreement entered into with the Company, for the purpose of securing the lease and opening of Thai Pasta Sdn. Bdh.’s first restaurant. The loan was repaid in full from the proceeds of the Company’s initial public offering, registered with the U.S. Securities and Exchange Commission on Form SB-2 and completed in November 2004.

Total shareholder loans to Index Ltd. during the fiscal years ended March 31, 2006 and 2005 totaled $676,664 and $94,603, respectively, of which $676,664 ($663,872 at the transaction date foreign currency rate of $1.8088 to ₤1.0) were converted into 1,835,117 shares of common stock in the fiscal year ended March 31, 2006. Of this amount, 50,000 shares of common stock related to directors of Index Ltd. with the remaining shares for outside investors. The $94,603 ($91,302 at the original transaction date foreign currency rate and $86,758 at the conversion date foreign currency rate) shareholder loans converted to 250,325 shares of common stock in November 2005, together with the issue of 50,065 warrants. Of these totals 119,585 shares and 23,917 warrants were issued to directors of Index Ltd. Convertible notes payable at March 31, 2005, bore no interest, were unsecured and represent amounts loaned to Index Ltd. by certain stockholders. For more information please see Item 12 “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and Note #6 of the Notes to the Consolidated Financial Statements set forth in the Company’s Annual Report on Form 10-K filed with the SEC on July 17, 2006.

During fiscal year ended March 31, 2006, 687,500 shares of common stock were issued for cash in the amount of $238,591. These shares also included warrants of 137,500 to purchase shares of common stock. Of these totals 126,000 shares and 25,200 warrants were issued to directors of Index Ltd. For more information please see Item 12 “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and Note #6 of the Notes to the Consolidated Financial Statements set forth in the Company’s Annual Report on Form 10-K filed with the SEC on July 17, 2006.

Management believes that all of the above transactions were on terms at least as favorable as could have been obtained from unrelated third parties.

ANNUAL REPORT ON FORM 10-K

The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2006, including the financial statements and financial statement schedule information included therein, as filed with the SEC on July 17, 2006.

OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

By Order of the Board of Directors

By:	/s/ Lyndon West
Lyndon West
Chief Executive Officer

Dated: July 25, 2006
Houston, Texas

EXHIBIT A

CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
INDEX OIL AND GAS INC.

Under Section 78.207 of the Revised Statutes of the State of Nevada

The undersigned, Chief Executive Officer of the corporation, does hereby certify as follows:

FIRST: The name of the corporation is:

INDEX OIL AND GAS INC.

SECOND: The articles of incorporation of the Corporation are hereby amended by replacing Article 3, in its entirety, with the following:

ARTICLE 3: “The aggregate number of shares which the Corporation shall have authority to issue is Five Hundred Ten Million (510,000,000) shares of capital stock consisting of Five Hundred Million (500,000,000) shares of common stock ("Common Stock") and Ten Million (10,000,000) shares of preferred stock ("Preferred Stock").

The authority to issue the Preferred Stock shall be vested in the board of directors. The board of directors, without shareholder action, may amend the Corporation's Articles of Incorporation pursuant to Section 78.195 and Section 78.1955 of the Nevada Revised Statutes to:

(i) create one or more series of Preferred Stock, fix the number of shares of each such series, and designate, in whole or part, the preferences, limitations, and relative rights of the series, all before the issuance of any shares of that series;

(ii) alter or revoke the preferences, limitations, and relative rights granted to or imposed upon any wholly unissued series of Preferred Stock; or

(iii) increase or decrease the number of shares constituting any series, the number of shares of which was originally fixed by the board of directors, either before or after the issuance of shares of the series, provided that the number may not be decreased below the number of shares of the series then outstanding, or increased above the total number of authorized shares of Preferred Stock available for designation as part of the series.

The preferences, limitations, and relative rights of the Preferred Stock or any series of the Preferred Stock may include, but is not limited to, Preferred Stock that (a) has special, conditional or limited voting rights, or no right to vote; (b) is redeemable or convertible; (c) entitles the holders to distributions calculated in any manner, including dividends that may be cumulative, non-cumulative, or partially cumulative; (d) and Preferred Stock that has preference over the Common Stock with respect to distributions, including dividends and distributions upon the dissolution of the corporation. The above-described authority of the board of directors to fix and determine may be exercised by corporate resolution from time to time as the board of directors sees fit.”

THIRD:  The amendment of the articles of incorporation herein certified has been duly adopted at a meeting of the Corporation’s Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Section 78.207 of the Revised Statutes of the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Lyndon West, its CEO, this ___ day of ________, 2006.

INDEX OIL AND GAS INC.

By:	/s/ Lyndon West
Lyndon West
Chief Executive Officer

PROXY
INDEX OIL AND GAS INC.
SPECIAL MEETING OF STOCKHOLDERS - TO BE HELD
*, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints LYNDON WEST and DANIEL MURPPHY and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders (the "Meeting") to be held on *, 2006, at *, local time, at *, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" IN SUPPORT OF
EACH OF THE LISTED PROPOSALS.

Proposal (1) to ratify the amendment to the Articles of Incorporation, as amended, that increased the authorized number of shares of common stock from 25,000,000 shares to 75,000,000 shares.

FOR|_|	AGAINST|_|	ABSTAIN|_|

Proposal (2) to approve an amendment of the Articles of Incorporation, as amended, to increase the Company’s authorized shares of common stock from 75,000,000 shares to 500,000,000.

FOR|_|	AGAINST|_|	ABSTAIN|_|

Proposal (3) to approve an amendment of the Articles of Incorporation, as amended, to create a class of preferred stock, authorizing for the issuance of 10,000,000 shares, $0.001 par value per share.

FOR|_|	AGAINST|_|	ABSTAIN|_|

Proposal (4) to ratify the appointment of Russell Bedford Stefanou Mirchandani LLP as auditors of the Company for the fiscal year ending March 31, 2006 and 2007.

FOR|_|	AGAINST|_|	ABSTAIN|_|

Proposal (5) to approve the adoption of the 2006 Incentive Stock Option Plan.

FOR|_|	AGAINST|_|	ABSTAIN|_|

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposals (1), (2), (3), (4) and (5). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and accompanying Proxy Statement relating to the Meeting.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [________] DATE: _______, 2006 Signature (Joint owners) [_________] DATE: _______, 2006